UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2014 (March 14, 2014)

ECOTALITY, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 20336
Phoenix, AZ 85036-0336	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01 Changes in Registrant's Certifying Accountant.

(a)

As previously reported on the Current Report on Form 8-K of ECOtality, Inc. (the “Company”), filed with the Securities and Exchange Commission on September 17, 2013, on September 16, 2013, the Company and its U.S. subsidiaries (collectively with the Company, the “Debtors”) each filed a voluntary petition for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Arizona (the “Bankruptcy Court”). As a result, as previously reported on the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 17, 2013, on October 11 and 16, 2013, with the approval of the Bankruptcy Court, the Debtors consummated the sale of substantially all of the Debtors’ assets.

Furthermore, as previously disclosed by the Company on its Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 27, 2013, the Company ceased filing with the Securities and Exchange Commission reports on Forms 10-Q and 10-K so that the Company's limited resources can be focused on completing the bankruptcy process.

On March 14, 2014, McGladrey LLP (“McGladrey”), previously engaged by the Company as the Company’s principal accountant to audit the Company’s financial statements, notified the Company of its resignation. The decision of McGladrey to resign was unilateral based on the fact that its services are no longer required, and not the subject of any action taken by the Company’s Board of Directors.

The principal accountant’s reports of McGladrey on the financial statements of the Company for the fiscal year ended December 31, 2012, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2012, and the subsequent interim periods preceding the Bankruptcy Filing, there were no (1) disagreements with McGladrey on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of the disagreement in connection with its report or (2) any reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided McGladrey with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that McGladrey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from McGladrey is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On March 17, 2014, the Company filed, with the Bankruptcy Court, Monthly Operating Reports for February 2014. Copies of the referenced Monthly Operating Reports are furnished as Exhibits 99.1 – 99.6 to this Current Report on Form 8-K. The information contained in Item 7.01 of this Current Report (including Exhibits 99.1 – 99.6) shall be deemed furnished, not filed, for purposes of Section 18 of the Exchange Act, and shall not otherwise be subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter of McGladrey LLP
99.1	Monthly Operating Report of ECOtality, Inc. for February 2014.
99.2	Monthly Operating Report of Electric Transportation Engineering Corporation for February 2014.
99.3	Monthly Operating Report of ECOtality Stores, Inc. for February 2014.
99.4	Monthly Operating Report of ETEC North, LLC for February 2014.
99.5	Monthly Operating Report of The Clarity Group, Inc. for February 2014.
99.6	Monthly Operating Report of G.H.V. Refrigeration, Inc. for February 2014.

Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited period, and have been prepared solely for the purpose of complying with reporting requirements in the Company’s chapter 11 cases. The Monthly Operating Reports were not audited or reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws and rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports contain information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results. In addition, the Company believes that, under the current circumstances, its remaining assets will be insufficient to satisfy the claims of creditors in full and, therefore will not entitle shareholders to receive any distribution in the Company’s chapter 11 case.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K and the Monthly Operating Reports contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The statements contained in all parts of this Current Report and the Monthly Operating Reports that are not historical facts are, or may be deemed to be, forward-looking statements. These forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements are based on the beliefs and assumptions of our management relying on currently available information and are not guarantees of future performance.

When used in this Current Report and the Monthly Operating Reports, the words “anticipate”, ”estimate”, ”expect”, “may”, ”plan”, ”project”, ”believe”, and similar expressions are intended to be among the statements that identify forward-looking statements. Our results may differ significantly from the results discussed in the forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other factors that are difficult to predict and that that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. These factors include, among other things, the risk of new developments in the bankruptcy process. You should carefully consider the risks and uncertainties described under this section. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those projected. The forward-looking statements in this document are made as of the date on which they are made and we do not undertake any obligation to update or revise any forward-looking statements for any reason, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Registrant)

Signature	Title	Date

/s/ Susie Herrmann	Chief Financial Officer	March 18, 2014
Susie Herrmann

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of McGladrey LLP
99.1	Monthly Operating Report of ECOtality, Inc. for February 2014.
99.2	Monthly Operating Report of Electric Transportation Engineering Corporation for February 2014.
99.3	Monthly Operating Report of ECOtality Stores, Inc. for February 2014.
99.4	Monthly Operating Report of ETEC North, LLC for February 2014.
99.5	Monthly Operating Report of The Clarity Group, Inc. for February 2014.
99.6	Monthly Operating Report of G.H.V. Refrigeration, Inc. for February 2014.